UNITED STATES
                   SECURITIES & EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20449

                               FORM 8-K

                        CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 21, 2006
                                                --------------------------------


                    Delta Woodside Industries, Inc.
        (Exact Name of Registrant as Specified in Its Charter)


                            South Carolina
                             -------------
                     (State of Other Jurisdiction
                           of Incorporation)

       1-10095                                          57-0535180
-----------------------                       ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)



700 North Woods Drive, Fountain Inn, South Carolina            29644
---------------------------------------------------          ----------
(Address of Principal Executive Offices)                     (Zip Code)

                            (864) 255-4100
          (Registrant's Telephone Number Including Area Code)

                            Not Applicable
                        ----------------------
     (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers.

     David R. Palmer resigned as Controller and Principal Accounting Officer of the Company on July 21, 2006. Mr. Palmer has informed the Company that he is pursuing other interests. The Company appreciates his service and wishes him well in his new endeavors.

     The Company is currently interviewing candidates for Mr. Palmer's replacement. In the interim, W. H. Hardman, Jr. (age 65), who is the Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, will perform the functions of the Company's Principal Accounting Officer until Mr. Palmer's replacement can be found. Information regarding Mr. Hardman can be found under the headings "Executive Officers" and "Management Compensation" in the Company's definitive proxy statement dated October 11, 2005 filed with the Securities and Exchange Commission (Commission File No. 001-10095), which information is incorporated herein by reference.


                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DELTA WOODSIDE INDUSTRIES, INC.


Date:  July 27, 2006               By: /s/ W. H. Hardman, Jr.
                                   --------------------------------
                                   W.H. Hardman, Jr.
                                   Chief Financial Officer